UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 27, 2015

Code Rebel Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-37377	46-4825060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Ho’okele Street, Suite 102 Kahului, HI	96732
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (808) 871-6496

Not applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                      Completion of Acquisition or Disposition of Assets.

On July 31, 2015, we filed a Current Report on Form 8-K reporting that on July 31, 2015, we closed our acquisition of ThinOps Resources, LLC (“ThinOps”).  This Form 8-K/A amends the Form 8-K we filed on July 31, 2015 to include ThinOps’ audited financial statements for the year ended December 31, 2014, the unaudited condensed financial statements as of June 30, 2015 and for the three months and six months ended June 30, 2015 and 2014 and the unaudited pro forma condensed combined financial statements and notes thereto related to our ThinOps acquisition required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The following financial statements of ThinOps are being filed as exhibits to this Form 8-K/A and are incorporated by reference herein:

Exhibit 99.1 – ThinOps’ audited financial statements, including an independent auditor’s report as of and for the years ended December 31, 2014 and 2013.

Exhibit 99.2 – ThinOps’ condensed financial statements as of June 30, 2015 (unaudited) and for the three months and six months ended June 30, 2015 and 2014 (unaudited).

(b) Unaudited Pro Forma Financial Information.

The Code Rebel Corporation and ThinOps unaudited pro forma condensed combined balance sheets as of June 30, 2015 and the Code Rebel Corporation and ThinOps unaudited pro forma condensed combined income statements for the six months ended June 30, 2015 and for the year ended December 31, 2014 and the notes related thereto are filed as Exhibit 99.3 hereto and are incorporated in this Form 8-K/A by reference.

ThinOps’ fiscal year ends December 31.  The unaudited pro forma condensed combined income statements for the six months ended June 30, 2015 include ThinOps’ results for the six months ended June 30, 2015.  The unaudited pro forma condensed combined income statements for the year ended December 31, 2014 includes ThinOps’ results for the year ended December 31, 2014.  The unaudited pro forma condensed combined balance sheets as of June 30, 2015 includes ThinOps’ balance sheet as of June 30, 2015.

(d) Exhibits.

Exhibit No.	Exhibit
99.1	Audited financial statements of ThinOps Resources, LLC as of and for the years ended December 31, 2014 and 2013 and Independent Auditor’s Report thereon.
99.2	Condensed financial statements of ThinOps Resources, LLC as of June 30, 2015 (unaudited) and for the three months and six months ended June 30, 2015 and 2014 (unaudited).
99.3
Unaudited pro forma condensed combined financial statements and explanatory notes for Code Rebel Corporation as of June 30, 2015, for the six months ended June 30, 2015 and for the year ended December 31, 2014.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2015	CODE REBEL CORPORATION

	By:	/s/ Arben Kryeziu
Arben Kryeziu
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Audited financial statements of ThinOps Resources, LLC as of and for the years ended December 31, 2014 and 2013 and Independent Auditor’s Report thereon.
99.2	Condensed financial statements of ThinOps Resources, LLC as of June 30, 2015 (unaudited) and for the three months and six months ended June 30, 2015 and 2014 (unaudited).
99.3
Unaudited pro forma condensed combined financial statements and explanatory notes for Code Rebel Corporation as of June 30, 2015, for the six months ended June 30, 2015 and for the year ended December 31, 2014.